SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 30, 1997



                          SAVOIR TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-11560                 94-2414428
----------------------------        ------------         ----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)



         254 East Hacienda, Campbell, CA                      95008
    ---------------------------------------                 ----------
    (Address of principal executive offices)                (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)    Financial statements of business acquired.

                 Consolidated financial statements of Star Management Services, Inc., a Delaware corporation ("Star") and its subsidiaries, pertaining to the registrant's acquisition of all of the outstanding common stock of Star are submitted herewith as shown in Item 7(c) following.

          (b)    Pro Forma Financial Information.

                 Pro forma financial statements for Savoir Technology Group, Inc., showing the pro forma effects of the acquisition of Star, are submitted herewith as shown in Item 7(c) following.

          (c)    Exhibits.

                 99.1 Financial Statements of Star Management Services, Inc. and Subsidiaries:

                         a. Report of Independent Public Accountants dated
                            November 26, 1997

                         b. Consolidated Balance Sheets as of September 30, 1997
                            and October 31, 1996

                         c. Consolidated Statements of Income for the Eleven
                            Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

                         d. Consolidated Statements of Stockholders' Equity for
                            the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

                         e. Consolidated Statements of Cash Flows for the Eleven
                            Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

                         f. Notes to Consolidated Financial Statements for the
                            Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

                 99.2 Pro Forma Financial Statements of Savoir Technology Group, Inc.:

                         a. Pro Forma Condensed Consolidated Statement of
                            Operations for the Year Ended December 31, 1996 (Unaudited)

                         b. Notes to Pro Forma Condensed Consolidated Statement
                            of Operations for the Year Ended December 31, 1996 (Unaudited)


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


                         c. Pro Forma Condensed Consolidated Statement of
                            Operations for the Nine Months Ended September 30, 1997 (Unaudited)

                         d. Notes to Pro Forma Condensed Consolidated Statement
                            of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  December 12, 1997

                                        SAVOIR TECHNOLOGY GROUP, INC.



                                        By       /s/ James W. Dorst
                                          -------------------------------------
                                                     James W. Dorst
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                            Description
    -------                          -----------

     99.1       Financial Statements of Star Management Services, Inc. and
                Subsidiaries:

      a.        Report of Independent Public Accountants dated
                November 26, 1997

      b.        Consolidated Balance Sheets as of September 30, 1997 and
                October 31, 1996

      c. Consolidated Statements of Income for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      d. Consolidated Statements of Stockholders' Equity for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      e. Consolidated Statements of Cash Flows for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      f. Notes to Consolidated Financial Statements for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

     99.2       Pro Forma Financial Statements of Savoir Technology
                Group, Inc.:

      a. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

      b. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996
                (Unaudited)

      c. Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

      d. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)


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